CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of II-VI Incorporated (the "Corporation") on Form 10-Q for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Corporation certifies, pursuant to 18 U.S.C. S.S. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


Date:  February 13, 2003              /s/ CRAIG A. CREATURO
                                      ----------------------
                                         Craig A. Creaturo
                              Treasurer (principal financial officer)




*This certification is made solely for purposes of 18 U.S.C. Section
 1350, subject to the knowledge standard contained therein, and not for any other purpose.